UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2003

Commission File No. 0-20740

EPICOR SOFTWARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	33-0277592
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification No.)

195 Technology Drive

Irvine, California 92618-2402

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (949) 585-4000

On July 23, 2003, Epicor Software Corporation (“Epicor” or the “Company”) filed a Form 8-K to report its acquisition of ROI Systems, Inc. (“ROI”). Pursuant to Item 7 of Form 8-K, Epicor indicated that it would file certain financial information no later than the date required by Item 7 of Form 8-K. This Amendment No. 1 to Form 8-K is filed to provide the required financial information as set forth in Items 7(a) and 7(b) below and Exhibit 99.2.

Item 7.    Financial Statements and Exhibits.

Listed below are the financial statements, pro forma financial information and exhibits filed as part of the report:

(a)	Financial statements of business acquired.

The following financial statements of ROI are attached hereto as Exhibit 99.2 and incorporated herein by this reference:

Financial statements of ROI as of and for the year ended December 31, 2002 and as of June 30, 2003 (unaudited) and for the six months ended June 30, 2003 and 2002 (unaudited) and independent auditors’ report.

(b)	Pro forma financial information.

The accompanying unaudited pro forma condensed combined financial statements give effect to the acquisition completed on July 8, 2003 by Epicor of ROI. The unaudited pro forma condensed combined financial information does not reflect any cost savings or other synergies that might result from the transaction. They are presented for illustrative purposes only and are not necessarily indicative of the combined financial position or results of operations for future periods or the financial position or results of operations that actually would have been realized had the acquisition occurred during the specified periods.

The accompanying unaudited pro forma condensed combined statements of operations (the “Pro Forma Statement of Operations”) for the year ended December 31, 2002 and the six months ended June 30, 2003 give effect to the acquisition by Epicor of ROI using the purchase method as if it occurred on January 1, 2002 and 2003, respectively. The Pro Forma Statements of Operations are based on the respective historical financial statements of Epicor and ROI for the year ended December 31, 2002 and the six months ended June 30, 2003. The accompanying unaudited pro forma condensed combined balance sheet at June 30, 2003 (the “Pro Forma Balance Sheet”) gives effect to the acquisition as if it took place on June 30, 2003. The Pro Forma Statements of Operations and Pro Forma Balance Sheet and accompanying notes (the “Pro Forma Financial Information”) should be read in conjunction with, and are qualified by reference to, the historical financial statements of the Company and ROI and the related notes thereto.

In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 141, “Business Combinations,” the acquisition has been accounted for under the purchase method of accounting. In order to allocate the purchase price in accordance with SFAS No. 141, the Company has obtained an independent appraisal of the fair value of the acquired intangible assets. The fair values of the tangible assets acquired and liabilities assumed represent management’s best estimate of current fair values. Assuming the transaction had occurred on June 30, 2003, the preliminary allocation of the purchase price would have been as follows (in thousands):

Cash	$20,750
Transaction costs	683

Total purchase price	$21,433

Fair value of tangible assets acquired	$6,623
Assumed liabilities	(2,425)
Acquired technology	7,320
Customer base	460
Trademark	1,550
Covenant not to compete	320
Goodwill	7,585

Net assets acquired	$21,433

The final allocation will be determined based on final valuation placed on the intangible assets.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

June 30, 2003

(in thousands)

	Historical		Pro Forma Adjustments		Pro Forma Combined
	Epicor	ROI
ASSETS
Current assets:
Cash and cash equivalents	$45,152	$3,348	$(20,750)	(1)	$27,750
Accounts receivable, net	22,698	2,072	—		24,770
Prepaid expenses and other current assets	3,629	474	—		4,103

Total current assets	71,479	5,894	(20,750)		56,623
Property and equipment, net	2,236	482	—		2,718
Software development costs, net	409	—	—		409
Intangible assets, net	5,871	—	17,235	(2)	23,106
Other assets	3,275	247	—		3,522

Total assets	$83,270	$6,623	$(3,515)		$86,378

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,738	$163	$—		$3,901
Accrued expenses	18,551	993	683	(3)	20,227
Current portion of long-term debt	555	—	—		555
Current portion of accrued restructuring costs	2,321	—	—		2,321
Deferred revenue	36,820	1,273	(4)	(4)	38,089

Total current liabilities	61,985	2,429	679		65,093

Long-term portion of accrued restructuring costs	2,187	—	—		2,187

Commitments and contingencies
Stockholders’ equity:
Preferred stock	10,423	—	—		10,423
Common stock	46	—	—		46
Additional paid-in capital	250,725	—	—		250,725
Less: treasury stock at cost	(161)	—	—		(161)
Less: unamortized stock compensation expense	(7,282)	—	—		(7,282)
Less: notes receivable from officers for issuance of restricted stock	—	—	—		—
Accumulated other comprehensive loss	(1,179)	—	—		(1,179)
Accumulated earnings (deficit)	(233,474)	4,194	(4,194)	(5)	(233,474)

Net stockholders’ equity	19,098	4,194	(4,194)		19,098

Total liabilities and stockholders’ equity	$83,270	$6,623	$(3,515)		$86,378

See notes to unaudited pro forma condensed consolidated combined financial statements

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2002

(in thousands, except per share amounts)

	Historical		Pro Forma Adjustments		Pro Forma Combined
	Epicor	ROI
Revenues:
License fees	$34,216	$6,546	$—		$40,762
Consulting	37,359	7,293	—		44,652
Maintenance	69,296	9,193	—		78,489
Other	2,596	—	—		2,596

Total revenues	143,467	23,032	—		166,499
Cost of revenues	57,321	8,585	—		65,906
Amortization of intangible assets and capitalized software development costs	7,055	—	1,947	(6)	9,002

Total cost of revenues	64,376	8,585	1,947		74,908

Gross profit	79,091	14,447	(1,947)		91,591
Operating expenses:
Sales and marketing	42,004	8,847	—		50,851
Research and development	18,296	2,998	—		21,294
General and administrative	18,280	1,556	—		19,836
Provision for doubtful accounts	120	29	—		149
Stock based compensation expense	835	—	—		835
Restructuring charges and other	3,891	—	—		3,891
Settlement of claim	4,288	—	—		4,288

Total operating expenses	87,714	13,430	—		101,144

Income (loss) from operations	(8,623)	1,017	(1,947)		(9,553)
Other income, net	159	39	—		198

Income (loss) before income taxes	(8,464)	1,056	(1,947)		(9,355)
Provision for income taxes	1,200	(16)	126	(7)	1,310

Net income (loss)	$(7,264)	$1,040	$(1,821)		$(8,045)

Net income (loss) per share applicable to common stockholders:
Basic and diluted	$(0.17)				$(0.18)
Weighted average common shares outstanding:
Basic and diluted	43,835				43,835

See notes to unaudited pro forma condensed consolidated combined financial statements

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2003

(in thousands, except per share amounts)

	Historical		Pro Forma Adjustments		Pro Forma Combined
	Epicor	ROI
Revenues:
License fees	$17,322	$1,378	$—		$18,700
Consulting	17,115	4,132	—		21,247
Maintenance	35,561	4,850	—		40,411
Other	1,025	—	—		1,025

Total revenues	71,023	10,360	—		81,383
Cost of revenues	26,871	4,227	—		31,098
Amortization of intangible assets and capitalized software development costs	3,229	—	973	(8)	4,202

Total cost of revenues	30,100	4,227	973		35,300

Gross profit	40,923	6,133	(973)		46,083
Operating expenses:
Sales and marketing	16,968	3,949	—		20,917
Research and development	9,460	1,626	—		11,086
General and administrative	9,197	814	—		10,011
Provision for doubtful accounts	(889)	18	—		(871)
Stock based compensation expense	1,091	—	—		1,091
Restructuring charges	1,230	—	—		1,230

Total operating expenses	37,057	6,407	—		43,464

Income (loss) from operations	3,866	(274)	(973)		2,619
Other income, net	133	24	—		157

Income (loss) before income taxes	3,999	(250)	(973)		2,776
Provision for income taxes	(90)	(26)	54	(7)	(62)

Net income (loss)	$3,909	$(276)	$(919)		$2,714

Value of beneficial conversion related to preferred stock	(241)	—	—		(241)

Net income (loss) applicable to common stockholders	$3,668	$(276)	$(919)		$2,473

Net income per share applicable to common stockholders:
Basic	$0.09				$0.06
Diluted	$0.08				$0.05
Weighted average common shares outstanding:
Basic	42,798				42,798
Diluted	46,882				46,882

See notes to unaudited pro forma condensed consolidated combined financial statements

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following adjustments have been reflected in the unaudited pro forma condensed combined financial statements:

1)	To record cash paid for the ROI acquisition of $20,750,000.

2)	To record intangible assets including acquired technology of $7,320,000, customer base of $460,000, trademark of $1,550,000, covenant not to compete of $320,000 and goodwill of $7,585,000.

3)	To accrue estimated transaction costs of $683,000.

4)	To adjust the value of the deferred revenues acquired.

5)	To eliminate the equity of ROI.

6)	To record $1,464,000 of amortization of acquired technology on a straight line basis over five years, $66,000 of amortization of customer base on a straight line basis over seven years, $310,000 of amortization of trademark on a straight line basis over five years, and $107,000 of amortization of covenant not to compete on a straight line basis over three years for the year ended December 31, 2002.

7)	Tax adjustment assuming the Company filed a consolidated income tax return.

8)	To record $732,000 of amortization of acquired technology on a straight line basis over five years, $33,000 of amortization of customer base on a straight line basis over seven years, $155,000 of amortization of trademark on a straight line basis over five years, and $53,000 of amortization of covenant not to compete on a straight line basis over three years for the six months ended June 30, 2003.

(c)    Exhibits in accordance with Item 601 of Regulation S-K

2.1	*	Agreement and Plan of Reorganization dated as of July 8, 2003, by and between Epicor Software Corporation,
Winter Acquisition Corporation, ROI Systems, Inc., George M. Carnahan, Christopher U. Holm, Paul C. Merlo
and William T. Pisarra.

23.1		Consent of Independent Auditors.

99.1	*	Press release dated as of July 9, 2003, announcing completion of the acquisition by Epicor Software Corporation.

99.2	Financial statements of ROI as of and for the year ended December 31, 2002 and as of June 30, 2003
(unaudited) and for the six months ended June 30, 2003 and 2002 (unaudited) and independent auditors’ report.

* Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EPICOR SOFTWARE CORPORATION (Registrant)

Date: September 19, 2003	/s/ Michael A. Piraino
Michael A. Piraino Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Exhibit Index

Exhibits:		Description of Document

2.1	*	Agreement and Plan of Reorganization dated as of July 8, 2003, by and between Epicor Software Corporation, Winter Acquisition Corporation, ROI Systems, Inc., George M. Carnahan, Christopher U. Holm, Paul C. Merlo and William T. Pisarra.

23.1		Consent of Independent Auditors.

99.1	*	Press release dated as of July 9, 2003, announcing completion of the acquisition by Epicor Software Corporation.

99.2		Financial statements of ROI as of and for the year ended December 31, 2002 and as of June 30, 2003 (unaudited) and for the six months ended June 30, 2003 and 2002 (unaudited) and independent auditors’ report.

* Previously filed.